                          Class A, B and C Shares of:

                             AIM CONSTELLATION FUND

                      Supplement dated September 28, 1999
                     To the Prospectus dated March 1, 1999,
                           As revised August 11, 1999

Effective December 1, 1999, the following replaces in its entirety the second paragraph appearing under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the prospectus:

      "The fund seeks to meet this objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when it no longer meets these criteria. The fund may also invest up to 20% of its total assets in foreign securities."


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                            Institutional Classes of

                                AIM Charter Fund
                             AIM Constellation Fund
                              AIM Weingarten Fund

                      Supplement dated September 28, 1999
                     to the Prospectus dated March 1, 1999,
                as supplemented March 15, 1999 and May 12, 1999


This supplement supersedes and replaces in its entirety the supplements dated March 15, 1999 and May 12, 1999.

Effective December 1, 1999, the following replaces in its entirety the second paragraph appearing under the heading "INVESTMENT OBJECTIVES AND STRATEGIES - AIM CONSTELLATION FUND (CONSTELLATION)" on page 1 of the prospectus:

      "The fund seeks to meet this objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when it no longer meets these criteria."

The following paragraph replaces the second paragraph under the heading "INVESTMENT OBJECTIVES AND STRATEGIES - AIM CHARTER FUND (CHARTER)" on page 1 of the prospectus:

      "The fund seeks to meet these objectives by investing at least 65% of its net assets in income-producing securities, including dividend-paying common stocks and convertible securities. The fund's portfolio managers purchase securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that they believe have the potential for above-average growth in earnings and dividends. The fund's portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income."

Effective May 12, 1999, the following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS - CONSTELLATION" on page 5 of the prospectus:

     "o Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1989.

      o Charles D. Scavone, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

      o David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1990 and has been associated with the advisor and/or its affiliates since 1982.

      o Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1990.

      o Christopher P. Perras, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was an equity analyst at Van Wagoner Capital Management. From 1995 to 1997, he was an Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc."

The following paragraph replaces the paragraph under the heading "OTHER INFORMATION - DIVIDENDS AND DISTRIBUTIONS - DIVIDENDS" on page 6 of the prospectus:

      "The funds generally declare and pay dividends, if any, annually, with respect to Constellation and Weingarten, and quarterly, with respect to Charter. Following Charter's June 1999 quarterly dividend, the fund will begin declaring and paying dividends, if any, annually."